Payments, by Project - USD ($) $ in Thousands	Taxes	Royalties	Fees	Comm. Social Resp.	Total Payments
Total	$ 143,686	$ 111,777	$ 8,328	$ 30,549	$ 294,340
Salar de Atacama [Member]
Total	118,952	109,839	0	30,549	259,340
Safi [Member]
Total	5,071	1,938	8,328	0	15,337
Albemarle Corporation [Member]
Total	19,663	0	0	0	19,663
Antofalla [Member]
Total	$ 3,633	$ 0	$ 0	$ 0	$ 3,633